EXHIBIT 99.2

European Wax Center Board of Directors Appoints David Berg as Chief Executive Officer

Industry veteran David Berg has served as Executive Chairman of European Wax Center since 2023 and previously served as Chief Executive Officer from 2018 to 2023

Plano, Texas, August 14, 2024 – Today, European Wax Center, Inc. (NASDAQ: EWCZ) (the “Company” or “European Wax Center”), the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States, announced that the Board of Directors has appointed David Berg as Chief Executive Officer (CEO), effective August 12, 2024. Mr. Berg succeeds David Willis, who served as CEO and previously held various positions including President, Chief Operating Officer and Chief Financial Officer.

Mr. Berg has served as Executive Chairman of European Wax Center since September 2023 and will remain in this role. He previously served as CEO from 2018 to 2023. During his five-year tenure, Mr. Berg led the Company’s expansion from nearly 700 centers to over 1,000 centers and led the Company through its successful initial public offering in 2021. Under Mr. Berg’s leadership, the Company increased network sales at double-digit rates and more than doubled its bottom-line performance, while consistently meeting or exceeding its earnings guidance and returning over $200 million of capital to shareholders through dividends and share repurchases.

“On behalf of the Board, we are pleased to welcome back David Berg as CEO. With his proven track record of driving sustained growth and shareholder returns, we believe he is the right leader to guide European Wax Center through this important time,” said Andrew Crawford, Director and Chair of the Board’s Nominating and Governance Committee. “The Board also thanks David Willis for his dedication and contributions over the last eight years, including the critical role he’s played in the Company’s transformation.”

“When I first joined European Wax Center six years ago, I was most excited about the Company’s undisputed leadership position, significant white space, passionate associates and consistent recurring revenue model that allowed our franchise partners to generate strong financial returns and reinvest in the brand,” said Mr. Berg. “All of these attributes exist at European Wax Center today, and I remain excited and optimistic about the potential that lies ahead. At the same time, I know there is work to be done, and I look forward to diving in and partnering with the Board and entire European Wax Center team to deliver long-term value to our guests, associates, franchisees and shareholders. I would also like to thank David Willis for being an invaluable partner to me over the last six years, and I wish him all the best in his future endeavors.”

Second Quarter 2024 Financial Results and Conference Call

European Wax Center will announce its financial results for 13 and 26 weeks ended July 6, 2024 in a separate release today. The Company will host a conference call to discuss second quarter fiscal 2024 results today, August 14, 2024, at 8:00 a.m. ET/7:00 a.m. CT. To access the conference call dial-in information, analysts should click here to register online at least 15 minutes before the start of the call. All other participants are asked to access the earnings webcast via https://investors.waxcenter.com.

About David Berg

David Berg has served as Executive Chair of the Company’s Board of Directors since September 2023 and a member of EWC Ventures’ Board of Directors since October 2018. Mr. Berg has served as a member of the Company’s Board of Directors since April 2021 and served as the Company’s Chief Executive Officer from October 2018 to September 2023. Prior to joining the Company, Mr. Berg served as Chief Executive Officer of Carlson Hospitality Group from May 2015 to March 2017, where he led the Carlson corporate center and managed the global hotel business. He also served as Chief Operating Officer of Carlson from January 2014 to April 2015. Previously, he served as Chief Executive Officer and Chief Customer Service Officer of Z Wireless from June 2013 to January 2014, as Executive Vice President and President of Outback Steakhouse from September 2011 to May 2013, as Chief Operating Officer of GNC Holdings Inc. from September 2009 to September 2011, and as Executive Vice President and Chief Operating Officer of Best Buy International from 2002 until 2009. He also served on the Board of Directors of Planet Fitness from September 2015 to May 2020. Mr. Berg received a B.A. in Economics from Emory University, and a J.D. with honors from the University of Florida College of Law.

About European Wax Center, Inc.

European Wax Center, Inc. (NASDAQ: EWCZ) is the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States. European Wax Center locations perform more than 23 million services per year, providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. The Company continues to revolutionize the waxing industry with its innovative Comfort Wax® formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience, along with its collection of proprietary products to help enhance and extend waxing results. By leading with its values – We Care About Each Other, We Do the Right Thing, We Delight Our Guests, and We Have Fun While Being Awesome – the Company is proud to be Certified™ by Great Place to Work®. European Wax Center, Inc. was founded in 2004 and is headquartered in Plano, Texas. Its network, which now includes more than 1,000 centers in 45 states, generated sales of $955 million in fiscal 2023. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to European Wax Center, Inc.’s strategy, outlook and growth prospects. Words including “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its management, employees, information systems and internal controls; the Company’s ability to retain of effectively respond to a loss of key executives; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended January 6, 2024 filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

European Wax Center, Inc.

Bethany Johns

Bethany.Johns@myewc.com

469-270-6888

Media Contact

Edelman Smithfield

Ted McHugh & Ashna Vasa

EWCIR@edelman.com

Creative Media Marketing

Carolanne Coviello

Ewc@cmmpr.com

212-979-8884 ext 209